UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2022

PHI GROUP, INC.

(n/k/a PHILUX GLOBAL GROUP INC.)

(Exact name of registrant as specified in its charter)

Wyoming	001-38255-NY	90-0114535
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2323 Main Street, Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 714-793-9227

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PHIL	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provide pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE: The purpose of this Form 8-K/A is to correct a typographical error regarding the signing date of the Stock Transfer Agreement by and among Philux Global Group Inc. (“PGG”, f/k/a PHI Group, Inc.), Tin Thanh Group Joint Stock Company (“TTG”) and Mr. Tran Dinh Quyen, the holder of at least fifty-one percent (51.00%) of equity ownership in TTG. The correct signing date is August 13, 2022. No other changes are made to the Form 8-K filed on October 5, 2022 regarding this matter.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into Material Definitive Agreements

A. Amendment to the Stock Transfer Agreement that was signed on August 13, 2022 by and among Philux Global Group Inc. (“PGG”, f/k/a PHI Group, Inc.), Tin Thanh Group Joint Stock Company (“TTG”) and Mr. Tran Dinh Quyen, the holder of at least fifty-one percent (51.00%) of equity ownership in TTG.

Effective October 3, 2022, Philux Global Group Inc. (f/k/a PHI Group, Inc.), Tin Thanh Group Joint Stock Company (“TTG”) and Mr. Tran Dinh Quyen signed an amendment to amend and restate Article 7.1 of the afore-mentioned Stock Transfer Agreement as follows:

7. CLOSING

7.1 Closing Date. The Closing Date shall be within ninety (90) days following the signing of the Stock Transfer Agreement, unless amended otherwise in writing by TTG, the Majority Shareholder and PGG.

IN WITNESS WHEREOF the parties hereto have executed this Amendment to the referenced Stock Transfer Agreement as of the day and year written below.

Dated: October 3, 2022	Dated: October 3, 2022

TIN THANH GROUP JSC	MAJORITY SHAREHOLDER/SELLER
a Vietnamese Joint Stock Company

By:	By:
Tran Dinh Quyen	Tran Dinh Quyen
Chairman & Chief Executive Officer	An individual

Dated: October 3, 2022

PHILUX GLOBAL GROUP INC.

A Wyoming corporation

By:
Henry D. Fahman
Chairman & Chief Executive Officer

SECTION 9 – FINANCIAL STATEMENTS AND EXHBITS

Item 9.01 Financial Statements and Exhibits

The following is a complete list of exhibit(s) filed as part of this Report.

Exhibit number(s) correspond to the number(s) in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description

10.1.	Amendment to Stock Transfer Agreement by and among PHI Group, Inc. (f/k/a PHI Group, Inc.), Tin Thanh Group Joint Stock Company (“TTG”) and Mr. Tran Dinh Quyen, the holder of at least fifty-one percent (51.00%) of equity ownership in TTG.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2022

PHILUX GLOBAL GROUP INC. (f/k/a PHI GROUP, INC.)
(Registrant)

By:	/s/ Henry D. Fahman
Henry D. Fahman
Chairman and CEO